UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PRINCIPAL FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

www.investorvote.com/PFG Step 1: Go to www.investorvote.com/PFG. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/PFG or scan the QR code — login details are located in the shaded bar below. Notice of Annual Meeting of Shareholders 03YV5B + + Important Notice Regarding the Availability of Proxy Materials for the Principal Financial Group, Inc. Annual Meeting of Shareholders to be held virtually via Live Webcast on Tuesday, May 21, 2024 When you go online, you can also consent to receive electronic delivery of future materials. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the internet. Follow the instructions below to view the materials and vote online or request a paper or email copy. The items to be voted on and instructions on how to access the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Annual Meeting of Shareholders, Proxy Statement and 2023 Annual Report on Form 10-K are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 11, 2024 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also consent to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM 1234 5678 9012 345 C 1234567890 COY MMMMMMM 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/PFG. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials PFG” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 11, 2024. Principal Financial Group, Inc.'s Annual Meeting of Shareholders will be held virtually on May 21, 2024 via live webcast at meetnow.global/MVC9L9P at 9:00 a.m. Central Daylight Time. To access the virtual meeting, you must have the 15-digit control number that is printed in the circle in the shaded bar located on the reverse side of this form. You do not need to participate in the annual meeting to vote. The Board of Directors recommends a vote FOR all of the nominees listed and FOR Proposals 2 and 3: 1. Election of Directors: Roger C. Hochschild, Daniel J. Houston, Diane C. Nordin and Alfredo Rivera 2. Advisory Approval of Compensation of Our Named Executive Officers 3. Ratification of Appointment of Ernst & Young LLP as the Company's Independent Auditor for 2024 PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. There is no physical location for the annual meeting. As we have done in the past, Principal Financial Group, Inc. is taking advantage of the Securities and Exchange Commission’s rule that allows companies to provide proxy materials for the annual meeting via the internet to registered shareholders. Instructions to participate in the virtual annual meeting are available in our proxy statement and at www.principal.com/annualmeeting. Notice of Annual Meeting of Shareholders